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NEWS RELEASE


                      BERKSHIRE HILLS BANCORP TO PRESENT AT
          SANDLER O'NEILL 2007 EAST COAST FINANCIAL SERVICES CONFERENCE

PITTSFIELD, MA - November 7, 2007 - Berkshire Hills Bancorp (BHLB), parent of Berkshire Bank, will participate in the 2007 East Coast Financial Services Conference hosted by Sandler O'Neill + Partners to be held on November 13, 2007 in Naples, Florida. Michael P. Daly, President and Chief Executive Officer, is scheduled to give a presentation at 11:30 a.m. ET that will highlight developments at Berkshire Bank, AMERICA'S MOST EXCITING BankSM.

This presentation may be accessed via live webcast at www.sandleroneill.com (go to Conferences tab, and select View Webcast under the East Coast Financial Services Conference heading). The presentation can also be accessed via audio conference at 800-329-9097 (Passcode: Session 3). The webcast will be archived for 60 days after the event beginning November 14, 2007. A copy of the presentation will be available in the Investor Relations section at Berkshire's web site at www.berkshirebank.com, and a copy will also be filed with the SEC.

BACKGROUND
----------

Berkshire Hills Bancorp is the holding company for Berkshire Bank - AMERICA'S MOST EXCITING BANKSM. Established in 1846, Berkshire Bank is one of Massachusetts' oldest and largest independent banks and the largest banking institution based in Western Massachusetts. The Bank is headquartered in Pittsfield, Massachusetts with branches serving communities throughout Western Massachusetts, Northeastern New York and Southern Vermont. The Bank is transitioning into a regional bank, delivering exceptional customer service and a broad array of competitively priced deposit, loan, insurance, wealth management and trust services and investment products. For more information on Berkshire Hills Bancorp or Berkshire Bank, visit www.berkshirebank.com or call 800-773-5601.

FORWARD-LOOKING STATEMENTS
--------------------------

Statements made in the presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "guidance," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." These statements are based on the beliefs and expectations of management. Since these statements reflect the views of management concerning future events, these


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statements involve risks, uncertainties, and assumptions. These risks and uncertainties include among others: changes in market interest rates and general and regional economic conditions; changes in government regulations; changes in accounting principles; the quality or composition of the loan and investment portfolios; and the achievement of anticipated future earnings benefits from recent acquisitions. In addition, the following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: adverse governmental or regulatory policies may be enacted; the risks associated with continued diversification of assets and adverse changes to credit quality; and difficulties associated with achieving expected future financial results. Additionally, other risks and uncertainties may be described in the Company's quarterly reports on Form 10-Q for the quarters ended March 31, June 30, and September 30 and in its annual report on Form 10-K, each filed with the Securities and Exchange Commission, which are available at the Securities and Exchange Commission's internet website (www.sec.gov) and to which reference is hereby made. Therefore, actual future results may differ significantly from results discussed in these forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements.

Statements made in the presentation may also contain certain forward-looking statements about the merger of Berkshire Hills Bancorp and Factory Point Bancorp. These statements include anticipated future operating results. Certain factors that could cause actual results to differ materially from expected results include delays, difficulties in achieving cost savings from the merger or in achieving such cost savings within the expected time frame, difficulties in integrating Berkshire Hills Bancorp and Factory Point, increased competitive pressures, changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business in which Berkshire Hills Bancorp is engaged, changes in the securities markets and other risks and uncertainties disclosed from time to time in documents that Berkshire Hills Bancorp files with the Securities and Exchange Commission.

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CONTACTS
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Kevin P. Riley,
Executive Vice President and Chief Financial Officer
413-236-3195

David H. Gonci
Corporate Finance Officer
413-281-1973